Q1 2024 Investor Presentation May 8, 2024

Forward Looking Statements Certain statements contained in this presentation, other than purely historical information, including, but not limited to estimates, projections, statements relating to our business plans objectives and expected operating results, and the assumptions upon which those statements are based, are forward-looking statements. Statements preceded by, followed by or that otherwise include the word “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could,” are generally forward-looking in nature and not historical facts. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans and expectations of our management. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those indicated in such statements. These factors include those listed under “Risk Factors” in Part I, Item 1A of our Form 10-K for the fiscal year ended December 31, 2023, and other filings with the SEC. The forward-looking statements included in this document are made as of the date of this presentation and, except pursuant to any obligations to disclose material information under the federal securities laws, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this presentation. 2

MasterBrand Overview #1 North American residential cabinet manufacturer Key brands 1Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP metrics. Please see appendix for a reconciliation of Adjusted EBITDA to Net Income, the calculation of Adjusted EBITDA margin and definitions. MasterBrand at a glance $2.7 billion 2023 Net sales ~65% Net sales to R&R 4,400+ Dealer network $383 million 2023 Adjusted EBITDA1 12,000+ Employees 20 Manufacturing facilities MasterBrand key financial metrics 3 $2.4 $2.5 $2.9 $3.3 $2.7 11% 12% 11% 13% 14% -1% 1% 3% 5% 7% 9% 11% 13% 15% $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 2019 2020 2021 2022 2023 Net Sales ($B) Adjusted EBITDA Margin1

The MasterBrand Story

OUR PURPOSE

Building great experiences together

OUR VISION

Build on our rich history by innovating how we work and what we offer to delight our customers

OUR CULTURE

Make the team better
Be bold
Champion improvement

How?

Tools that enable us to:

TODAY

Industry Leader
Largest distribution network

Product & Brand Portfolio
Unmatched by peers

Operational Excellence
At scale

DELIVERED THROUGH THE MASTERBRAND WAY

TOMORROW

Align to Grow
Deliver on the unique needs of each customer

Lead through Lean
Engage teams and foster problem-solving

Tech Enabled
Drive profitable growth and transform the way we work through digital, data, and analytics

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ESG HIGHLIGHTS

MASTERBRAND

INTRODUCING MASTERBRAND

The people of MasterBrand make a difference every day in meaningful ways. From caring about each other to serving the communities in which we live, we are fostering a more sustainable world… The MasterBrand Way.

CREATING A POSITIVE IMPACT

At MasterBrand, we are proud of our 70-year heritage that has made us the number one North American residential cabinet manufacturer. We realize that with this status comes an even greater responsibility to do what is right for our stakeholders including customers, shareholders, dealers, supply chain partners, our team members and the communities in which we live and work.

At MasterBrand, we have built a foundation of best practices for doing what is right for people and the environment. We believe that the high standards by which we conduct our business will help us to build on our strengths and continually improve how we measure and monitor our progress on our ESG-related initiatives.

ENVIRONMENTAL

We follow sustainable wood sourcing practices

We follow comprehensive supplier audit process

- We implement programs to recycle and repurpose our wood waste
- 80% of our 2022 hardwood spend derived from supply originating in North America
- We are a National Forest Foundation partner and Yellowstone Forever supporter

SOCIAL

We are committed to building an inclusive and diverse workforce

~1

We have sustained an OSHA recordable rate close to 1, less than 1/3 industry average

- Our Always Aware safety program is focused on creating a Zero Injury culture
- MasterBrand is a leader in employee safety
- 44% female executive management team, 33% female board, and over 37% POC associates in the U.S.
- We support employee resource groups, flexible work environments, DE&I training and robust wellness benefits

GOVERNANCE

80%

Over 80% of our board has prior board experience

Our top leadership has comprehensive oversight of our organization

- We have a separate Chairman and CEO structure
- We maintain a Code of Business Conduct and Ethics and Supplier Code of Conduct
- We have established a dedicated Nominating, Environmental, Social, and Governance Committee

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Industry Leading Customer Base

MasterBrand channel mix



50%
27%
13%
10%
Dealer
Retail: In Stock
Retail: Semi-Custom
Builder

50% **Dealer:** provide customer education, service and design consultation

27% **In-stock retail:** standard products with little customization

13% **Semi-custom retail:** common box but offer some customization

10% **Builder:** sold directly and highly levered to single-family housing starts

MasterBrand has leadership in dealer channel...

Overview of primary sales channels

	Dealer Channel	Retailers / Home Center Channel	Builder Channel
Channel Size *% of total*	**$7.5bn** ~61%	**$3.3bn** ~27%	**$1.4bn** ~12%
Primary End Market Exposure	**R&R / New Home Construction**	**R&R**	**New Home Construction**
Customer Concentration	**Low** (25,000+ Nationally)	**High** (Top 3 represent ~60%)	**Medium** (Growing trend of National Homebuilder Consolidation)

...and why it matters

Fragmented network: Requires scale to address and allows a variety of consumer touch points

Multi-brand strategy: Dealers offer multiple brands, enabling trade up and down to drive sales

High switching costs: Physical showroom investments and sales training drive retention

Source: MasterBrand estimates as of February 27, 2024

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7 Multi-Branded Strategy Across Price Points and Products ~55% ~40% ~100% ~33% ~60% ~12% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% MasterBrand Competitor A Competitor B Stock / In-Stock Semi-Custom Custom / Premium Price point (per cabinet) <$350 >$750 MasterBrand portfolio by type and key brands Stock /In-Stock Semi-Custom Custom/Premium Source: MasterBrand filings; MasterBrand estimates as of February 27, 2024. MasterBrand offers the most diverse product portfolio and covers the price spectrum

Integrated Manufacturing Network & Strong Track Record of Continuous Improvement

OLD MODEL:

10+ product platform / plant silos

Assets + Capabilities + Product + Specs

NEW MODEL:

4 construction-specific product platforms

- Networked manufacturing footprint
- Capability duplication aligned to demand
- Aligned product continuum

✓ **Footprint optimization**

✓ **Process improvement tools to simplify product portfolio**

MANTRA brand sales grew 85% CAGR from 2019 to 2023

✓ **Continuous improvement culture**

Facility improvements significantly reduced labor required to produce the same volume of cabinets

✓ **Efficient capital spending profile**

Streamlined number of door styles and finishes offered, while retaining customization



MasterBrand's strategic transformation initiatives have created >$90 million of cumulative annual savings to date

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Align to Grow

Simplified manufacturing to fulfill market needs

FACILITY RATIONALIZATION

2
Facilities closed

1
Facility moved

MANUFACTURING FLEXIBILITY

1 Quarter
facility transition from MTO to stock

PLANT NETWORKS

23
Independent Plants

to

5
Networks

COMMON CONSTRUCTION

10+
Platforms

to

4
Platforms



Plant A
Closed Apr-21
Plant B
Closed Oct-22
Targeted manufacturing
moved abroad Mar-22
MTO
Stock
Achieved
Plant E
Plant C
Plant D
Plant F
Stock
MTO Framed
Frameless
Vanities
In-process

Reduced complexity enables improved services and quality

~56%
Reduction in Doors

~70%
Reduction in Paints and Stains

~40%
Reduction in Species

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Lead Through Lean 10 2021 2022 - 2024 2025 and beyond Best Place to Work Rewards & Recognition Talent Strategy Associate Engagement Lean Foundational Tools Three years into our journey, we’re progressing toward our vision of being a best place to work ASSOCIATE ENGAGEMENT REWARDS & RECOGNITION LEAN FOUNDATION TOOLS TALENT STRATEGY BEST PLACE TO WORK Consistent opportunities to strengthen lean skills with 266 formal kaizen events in 2023 Continued evolution of Best Place to Work, supported by three robust processes Lead Through Lean further improved engagement scores in 2023 Since inception over 400K peer-to-peer recognition awards given Talent Philosophy & Success Model provides consistent lexicon and code for all associates around talent processes

Simplify and Automate Backoffice Processes Enhance Customer Experience Digitize our Plants Leveraging Data and Analytics to Unlock Shareholder Value 11

Q1 2024 Highlights

Financial Results

($ in millions, except per share amounts)	Q1 2024	Q1 2023	B/(W)
Net Sales	$638.1	$676.7	(5.7%)
Gross Profit	$204.7	$204.6	0.0%
Gross Profit Margin	*32.1%*	*30.2%*	*190 bps*
SG&A	$137.8	$135.3	1.8%
Net Income	$37.5	$35.0	7.1%
Adjusted EBITDA[1]	$79.4	$81.5	(2.6%)
Adjusted EBITDA[1] Margin	*12.4%*	*12.0%*	*40 bps*
Diluted EPS (GAAP)	$0.29	$0.27	7.4%
Adjusted Diluted EPS[1]	$0.29	$0.28	3.6%
Free Cash Flow[1]	$11.7	$59.2	(80.2%)

- Net sales decline was primarily driven by y-o-y growth from customers serving the new construction market, offset by anticipated volume declines in the R&R market as well as a softening in net ASP, due to trade down activity and a return to normal targeted promotions.
- Adjusted EBITDA margin[1] expanded y-o-y due to cost savings from our strategic initiatives and continuous improvement efforts which more than offset the negative impact of trade downs.
- Relatively strong Free Cash Flow[1] compared to historical first quarter performance, especially in light of some of the larger cash uses.



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[1]Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin, and Free Cash Flow are non-GAAP metrics. Please see the Appendix for a reconciliation of Adjusted EBITDA to Net Income, the calculation of Adjusted EBITDA Margin, a reconciliation of Diluted EPS to Adjusted Diluted EPS, and Free Cash Flow and definitions.

Near-Term Expectations

Full Year 2024 Outlook[1]

Market Growth

Low Single-Digit % Decline
North American Cabinets Market

MasterBrand

Low Single Digit % Decline to Flat
Net Sales

$370-$400 million
Adjusted EBITDA[2]

~14.0%-14.5%
Adjusted EBITDA[2] Margin

~$1.40-$1.60
Adjusted Diluted EPS[2]

Drivers

- Continued effect of trade downs and a more normalized pricing environment, including customary promotions.
- Assumes big ticket repair and remodel will lag smaller ticket items, resulting in a timing difference between our net sales and a broad R&R market recovery.
- Ability to flex manufacturing, coupled with strategic initiatives and continuous improvement efforts will allow us to offset the impact of softer sales and further invest in the business.
- Free cash flow in excess of adjusted net income for 2024
- Taking opportunity to further invest and position ourselves for future growth when a more robust demand environment returns.

STRONG BALANCE SHEET WITH FINANCIAL FLEXIBILITY

[1]This outlook information was presented by the Company on its Fourth Quarter 2023 Earnings Conference Call on February 26, 2024, and it speaks only as of that date. Its inclusion in this presentation does not constitute a reaffirmation or update of such information as of the date hereof or any other date.

[2]Adjusted EBITDA, Adjusted EBITDA margin, and Adjusted Diluted EPS are non-GAAP metrics. Please see appendix for definitions.

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Long-Term Financial Targets

Long Term Outlook[1]

Market Growth		MasterBrand
3-5% CAGR North American Cabinets Market	>	**4-6% CAGR** Net Sales
		~16%-18% FY Adjusted EBITDA[2] Margin

Clear Path to Achieving Results

1. Business and portfolio aligned with the customer
2. Operational Excellence will fuel margin growth
3. Flexible platform allows us to navigate any market condition

STRONG FOCUS ON MARGIN EXPANSION

[1]This outlook information was presented by the Company at its Investor Day 2022 presentation on December 6, 2022, and it speaks only as of that date. Its inclusion in this presentation does not constitute a reaffirmation or update of such information as of the date hereof or any other date.

[2]Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP metrics. Please see appendix for definitions.

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MasterBrand: Investor Day 2022 05 Appendix

Non-GAAP Financial Measures To supplement the financial information presented in accordance with generally accepted accounting principles in the United States (“GAAP”) in this presentation, certain non-GAAP financial measures as defined under SEC rules have been included. It is our intent to provide non-GAAP financial information to enhance understanding of our financial information as prepared in accordance with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for, other financial measures prepared in accordance with GAAP. Our methods of determining these non-GAAP financial measures may differ from the methods used by other companies for these or similar non-GAAP financial measures. Accordingly, these non-GAAP financial measures may not be comparable to measures used by other companies. We use EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share (“adjusted diluted EPS”), free cash flow, which are all non- GAAP financial measures. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We evaluate the performance of our business based on income before income taxes, but also look to EBITDA as a performance evaluation measure because interest expense is related to corporate functions, as opposed to operations. For that reason, we believe EBITDA is a useful metric to investors in evaluating our operating results. Adjusted EBITDA is calculated by removing the impact of non-operational results and special items from EBITDA. Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net sales. Adjusted diluted EPS is a measure of our diluted earnings per share excluding non-operational results and special items. These non- GAAP measures are useful to investors as they are representative of our core operations and are used in the management of our business, including decisions concerning the allocation of resources and assessment of performance. Free cash flow is defined as cash flow from operations less capital expenditures. We believe that free cash flow is a useful measure to investors because it is a meaningful indicator of cash generated from operating activities available for the execution of our business strategy, and is used in the management of our business, including decisions concerning the allocation of resources and assessment of performance. As required by SEC rules, see the following pages of this presentation for detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure. We have not provided a reconciliation of our fiscal 2024 adjusted EBITDA, adjusted EBITDA margin and adjusted diluted EPS guidance because the information needed to reconcile these measures is unavailable due to the inherent difficulty of forecasting the timing or amount of various items that have not yet occurred, including gains and losses associated with our defined benefit plans and restructuring and other charges, which are excluded from adjusted EBITDA, adjusted EBITDA margin and adjusted diluted EPS. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with the Company’s accounting policies for future periods requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions. 16

Full Year Non-GAAP Reconciliations 17 December 29, December 27, December 26, December 25, December 31, (In millions, except percentages) 2019 2020 2021 2022 2023 Reconciliation of Net Income to EBITDA to ADJUSTED Net income (GAAP) 100.7$ 145.7$ 182.6$ 155.4$ 182.0$ Related party interest income, net (0.1) (2.4) (4.6) (12.9) - Interest expense - - - 2.2 65.2 Income tax expense 34.5 50.5 55.7 58.0 56.7 Depreciation expense 44.3 48.0 44.4 47.3 49.0 Amortization expense 17.8 17.8 17.8 17.2 15.3 EBITDA (Non-GAAP Measure) 197.2$ 259.6$ 295.9$ 267.2$ 368.2$ [1] Net cost savings as standalone company 5.8 14.4 14.3 44.4 - [2] Separation costs - - - 15.4 2.4 [3] Restructuring charges 10.2 6.1 4.2 25.1 10.1 [4] Restructuring-related items 0.5 5.3 3.7 12.7 (0.2) [5] Asset impairment charges 41.5 9.5 - 46.4 - [6] Recognition of actuarial gains - - - 0.2 2.9 Adjusted EBITDA (Non-GAAP Measure) 255.2$ 294.9$ 318.1$ 411.4$ 383.4$ NET SALES 2,388.7$ 2,469.3$ 2,855.3$ 3,275.5$ 2,726.2$ Adjusted EBITDA Margin % 11% 12% 11% 13% 14% Fiscal Year Ended

Q1 2024 Non-GAAP Reconciliations 18 13 Weeks Ended March 31, March 26, (U.S. Dollars presented in millions, except per share amounts and percentages) 2024 2023 1. Reconciliation of Net Income to EBITDA to ADJUSTED EBITDA Net income (GAAP) $ 37.5 $ 35.0 Interest expense 14.1 17.4 Income tax expense 11.5 12.9 Depreciation expense 12.2 11.3 Amortization expense 3.7 4.0 EBITDA (Non-GAAP Measure) $ 79.0 $ 80.6 [1] Separation costs — 1.6 [2] Restructuring charges (adjustments) 0.4 (0.4) [3] Restructuring-related adjustments — (0.3) Adjusted EBITDA (Non-GAAP Measure) $ 79.4 $ 81.5 2. Reconciliation of Net Income to Adjusted Net Income Net Income (GAAP) $ 37.5 $ 35.0 [1] Separation costs — 1.6 [2] Restructuring charges (adjustments) 0.4 (0.4) [3] Restructuring-related adjustments — (0.3) [4] Income tax impact of adjustments (0.1) (0.2) Adjusted Net Income (Non-GAAP Measure) $ 37.8 $ 35.7 3. Earnings per Share Summary Diluted EPS (GAAP) $ 0.29 $ 0.27 Impact of adjustments $ — $ 0.01 Adjusted Diluted EPS (Non-GAAP Measure) $ 0.29 $ 0.28 Weighted average diluted shares outstanding 130.5 129.5 4. Profit Margins Net Sales $ 638.1 $ 676.7 Gross Profit $ 204.7 $ 204.6 Gross Profit Margin % 32.1% 30.2 % Adjusted EBITDA Margin % 12.4% 12.0%

Q1 2024 Non-GAAP Reconciliations 19